POWER OF ATTORNEY
                 Allianz Life Insurance Company of North America

     Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Charles I. Wikelius and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


 Allianz Life Insurance Company of North America - Registered Variable Life and Annuity Products


   Allianz Life Variable Account A         33 Act No.
--------------------------------------------------------------------------------
ValueLife                                 33-11158
Valuemark Life                            33-15464
Life Fund VUL                            333-60206

Allianz Life Variable Account B         33 Act No.
Valuemark II                              33-23035
Valuemark III                             33-72046
VIP                                       33-76190
Valuemark IV                             333-06709
Charter                                  333-63719
Alterity                                 333-82329
Rewards                                  333-95729

Allianz Life Variable Account B         33 Act No.
Dimensions                               333-47886
High Five                                333-90260
Charter II                              333-101812
High Five Bonus                         333-111049
High Five L                             333-120181
Custom Income                           333-126217
Elite                                   333-134267
Vision                                  333-139701
Connections                             333-145866
Allianz PIMCO VA                           Pending
Allianz PIMCO Select VA                    Pending



      Signature                      Title                           Date
--------------------------------------------------------------------------------

      /s/ Gary C. Bhojwani                                           5-6-2008
                                     Director, President
-------------------------------      and Chief Executive Officer     -----------
      Gary C. Bhojwani


      /s/ Jill E. Paterson                                           5-6-2008
                                     Director
-------------------------------                                      -----------
      Jill E. Paterson


      /s/ Peter Huehne                                               5-6-2008
                                     Director
-------------------------------                                      -----------
      Peter Huehne


      /s/ Charles Kavitsky                                           5-6-2008
                                     Director
-------------------------------                                      -----------
      Charles Kavitsky



      /s/ Michael LaRocco                                            5-6-2008
                                     Director
-------------------------------                                      -----------
      Michael E. LaRocco


                                POWER OF ATTORNEY

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Charles I. Wikelius and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of North America pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA - REGISTERED VARIABLE LIFE
                              AND ANNUITY PRODUCTS

   ALLIANZ LIFE VARIABLE ACCOUNT A         33 ACT NO.

-------------------------------------------------------------------
   ValueLife                                 33-11158
   Valuemark Life                            33-15464
   Life Fund VUL                            333-60206

   ALLIANZ LIFE VARIABLE ACCOUNT B         33 ACT NO.
   Valuemark II                              33-23035
   Valuemark III                             33-72046
   VIP                                       33-76190
   Valuemark IV                             333-06709
   Charter                                  333-63719
   Alterity                                 333-82329
   Rewards                                  333-95729


   Dimensions                               333-47886
   High Five                                333-90260
   Charter II                              333-101812
   High Five Bonus                         333-111049
   High Five L                             333-120181
   Custom Income                           333-126217
   Elite                                   333-134267
   Vision                                  333-139701
   Connections                             333-145866
   Allianz PIMCO VA                           Pending
   Allianz PIMCO Select VA                    Pending




      SIGNATURE                   TITLE                                 DATE

-------------------------------------------------------------------------------



      /s/ Giulio Terzariol                                            07/31/08
                               Senior Vice President
---------------------------    and Chief Financial Officer
      Giulio Terzariol